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                                                                   Exhibit 10.19
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                             Kaiser Ventures Inc.

                         Board of Directors Stock Plan
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Section                           Contents                                  Page
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   1.      General Purpose of Plan; Definitions...........................   1

   2.      Administration.................................................   2

   3.      Stock Subject to Plan..........................................   2

   4.      Limitation in Stock Awards.....................................   3

   5.      Non-Employee Directors.........................................   3

   6.      Restricted Stock...............................................   3

   7.      Amendments and Termination.....................................   5

   8.      Unfunded Status of Plan........................................   5

   9.      General Provisions.............................................   5

   10.     Effective Date of Plan.........................................   6
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                             Kaiser Ventures Inc.
                         Board of Directors Stock Plan


SECTION 1.  General Purpose of Plan; Definitions.

     The name of this plan is the Kaiser Board of Directors Stock Plan (the "Plan"). The purpose of the Plan is to enable Kaiser Ventures Inc. (the "Company") to retain and attract Non-Employee Directors who contribute to the Company's success by their ability, ingenuity and industry, and to enable such individuals to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company. This Plan is a part of an overall compensation program for Non-Employee Directors of the Company.

     For purposes of the Plan, the following terms shall be defined as set forth below:

     a.   "Agreement" means an agreement by and between the Company and a
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recipient of an award under the Plan setting forth the terms and conditions of the award.

     b.   "Board" means the Board of Directors of the Company as it may be
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comprised from time to time.

     c.   "Cause" means a felony conviction of a participant or the failure of a
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participant to contest prosecution for a felony, willful misconduct, dishonesty or intentional violation of a statute, rule or regulation, any of which, in the judgment of the Company, is harmful to the business or reputation of the Company.

     d.   "Code" means the Internal Revenue Code of 1986, as amended from time
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to time, or any successor statute.

     e.   "Committee" means the Committee referred to in Section 2 of the Plan.
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If at any time no Committee shall be in office, then the functions of the
Committee specified in the Plan shall be exercised by the Board, unless the Plan specifically states otherwise.

     f.   "Company" means Kaiser Ventures Inc., a corporation organized under
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the laws of the State of Delaware (or any successor entity).

     g.   "Disability" means permanent and total disability as determined by the
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Committee.

     h.   ""Fair Market Value" of Stock on any given date shall be determined by
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the Committee as follows:  (a) if the Stock is listed for trading on one of more national securities exchanges, or is traded on the Nasdaq Stock Market, the average of the bid and ask prices for the Stock or the Nasdaq Small Cap Market, the last reported sale on the principal such exchange or the Nasdaq Stock Market for the five calendar days prior to and including the date in question, or if such Stock shall not have been traded on such principal exchange on any such date, the last reported sales price on such principal exchange or the Nasdaq Stock Market on the first day prior thereto on which such Stock was so traded;
or (b) if the Stock is not listed for trading on a national securities exchange or the Nasdaq Stock Market or the Nasdaq Small Cap Market, but is traded in the over-the-counter market, including the Nasdaq OTC Bulletin Board System, the closing bid price for such Stock on the date in question, or if there is no such bid price for such Stock on such date, the closing bid price on the first day prior thereto on which such price existed; or (c) if neither (a) or (b) is applicable, by any means fair and reasonable by the Committee, which determination shall be final and binding on all parties.

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     i.   "Non-Employee Director" means a "Non-Employee Director" within the
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meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934.

     j.   "Outside Director" means a Director who: (a) is not a current employee
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of the Company or any member of an affiliated group which includes the Company;
(b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; (d) does not receive remuneration from the Company, either directly or indirectly, in any capacity other than as a director, except as otherwise permitted under Code Section 162(m) and regulations thereunder. For this purpose, remuneration includes any payment in exchange for good or services. This definition shall be further governed by the provisions of Code Section 162(m) and regulations promulgated thereunder.

     k.   "Restricted Stock" means an award of shares of Stock that are subject
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to restrictions under Section 6 below.

     l.   "Stock" means the Common Stock, $.03 par value per share, of the
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Company.

SECTION 2.  Administration.

     The Plan shall be administered by the Board of Directors or by a Committee of at least two directors, all of whom shall be Non-Employee Directors and Outside Directors, who shall serve at the pleasure of the Board.

     The Committee shall have the power and authority to grant pursuant to the terms of this Plan Restricted Stock awards to Non-Employee Directors.

     In particular, the Committee shall have the authority:

     (i) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, any restriction on any Stock Restricted award and which authority shall be exclusively vested in the Committee for purposes of establishing any performance criteria that may be imposed in connection with Restricted Stock awards; and

     (ii) to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may delegate to officers of the Company the authority to exercise the powers specified in above.

     All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

SECTION 3.  Stock Subject to Plan.

     (a) Subject to the adjustments provided or allowed pursuant to this Plan, the total number of shares of Stock reserved and available for distribution under the Plan shall be limited to 25,000. Such shares may consist, in whole or in part, of authorized and unissued shares.

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     (b)  If any shares subject to any Restricted Stock award granted hereunder are forfeited or such award otherwise terminates without receipt of the shares by a participant, such shares shall again be available for distribution in connection with future awards under the Plan.

     (c) In the event of any merger, reorganization, consolidation, recapitalization, distribution, cash dividend or distribution (other than regular reoccurring cash dividends), stock dividend, other change in corporate structure affecting the Stock, or spin-off or other distribution of assets to stockholders, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, and the number of Shares or other securities subject to Restricted Stock awards granted under the Plan, as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of Shares subject to any award shall always be a whole number.

SECTION 4.  Limitation in Stock Awards.

     No person shall receive grants of Stock under this Plan that exceed 1,500 shares during any fiscal year of the Company, and no person shall receive grants totaling more than 7,500 shares under this Plan.

SECTION 5.  Non-Employee Directors.

     Each Non-Employee Director shall be entitled to Stock as provided in this Section. Each Non-Employee Director who, on or after the Plan's effective date, is first elected, reelected, or serving an unexpired term as a member of the Board, shall automatically be granted Restricted Stock as follows:

     (a) One-Time Initial Grant. Each Non-Employee Director shall, with the Plan's effective date and on the date such Non-Employee Director is first elected to the Board, be automatically granted 1,500 shares of Restricted Stock (that "Initial Restricted Stock Grant"). The Initial Restricted Stock Grant shall vest at such time or upon the occurrence of such events as specified in this Plan, in any contract with a Non-Employee Director, or as specified in any resolution approved by the Committee. No more than one of Initial Restricted Stock Grant may be granted to a Non-Employee Director, regardless of the number or sequence of his or her terms as a member of the Board.

     (b) Annual Grant. Each Non-Employee Director who is reelected or serving an unexpired term as a member of the Board at an annual meeting of holders of stock of the Company occurring after the Plan's effective date and prior to July 1, 2010 shall, as of the date of such annual meeting, be automatically granted 750 shares of Restricted Stock at price equal to 100% of the Fair Market Value of a share of Stock on the date of such award. The annual Restricted Stock grant shall vest at such time or upon the occurrence of such events as specified in this Plan, in any contract with a Non-Employee Director, or as specified in any resolution approved by the Committee. Notwithstanding the foregoing, if more than 14 calendar months have elapsed since the annual meeting of shareholders, the Board may award the annual Restricted Stock grant at anytime after such 14 months. Any person who is first elected as a Non-Employee Director at an annual meeting of shareholders shall, at such meeting, receive the Initial Restricted Stock Grant of 1,500 shares described in subsection (i) above and not the 750 Stock Restricted grant described in this subsection (ii). There shall be no more than one annual Restricted Stock award every eleven calendar months.

SECTION 6.  Restricted Stock.

     (a) Awards and Certificates. The prospective recipient of an award of shares of Restricted Stock shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the then applicable terms and conditions.

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          (i)   Each participant shall be issued a stock certificate in respect of shares of Restricted Stock awarded under the Plan. Such certificate shall be registered in the name of the participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

                "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Kaiser Ventures Inc. Board of Directors Stock Plan and an Agreement entered into between the registered owner and Kaiser Ventures Inc. Copies of such Plan and Agreement are on file in the offices of Kaiser Ventures Inc., 3633 East Island Empire Blvd., Suite 850, Ontario, CA 91764."

          (ii) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

     (b) Restrictions and Conditions. The Shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

          (i) Subject to the provisions of this Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge, or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Committee may provide for the lapse of such restrictions in installments where deemed appropriate.

          (ii) Except as provided in subsection (b)(i) of this Section 6, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any cash dividends or distributions. The Committee, in its sole discretion, may permit or require the payment of cash dividends or distributions to be deferred. Certificates for shares of Restricted Stock shall be delivered to the grantee promptly after, and only after, the period of forfeiture shall have expired or any other event accelerating vesting shall have occurred without forfeiture in respect of such shares of Restricted Stock.

          (iii) Subject to the provisions of the award agreement and subsection
(b)(iv) of this Section 6, upon a voluntary resignation from the Board of Directors for any reason during the Restriction Period, all Restricted Stock still subject to restriction shall be subject to forfeiture by the participant.

          (iv) In the event of special hardship circumstances of a participant whose service is terminated (other than for Cause), including death, Disability or retirement, or in the event of an unforeseeable emergency of a participant still in service, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to such participant's shares of Restricted Stock.

          (v) Notwithstanding the foregoing, unless the Restricted Stock award provides otherwise, the restrictions and conditions of a Restricted Stock Award shall lapse for a period specified by the Company, but not to exceed sixty (60) days prior to the occurrence of any of the following events: (i) dissolution or liquidation of the Company other than in conjunction with a bankruptcy of the Company or any similar occurrence; (ii) any merger, consolidation, acquisition, separation, reorganization, or

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similar occurrence, where the Company will not be the surviving entity; or (iii)
the transfer of a material portion of or substantially all of the assets of the Company or 51% or more of the outstanding stock of the Company. The grant of a Restricted Stock award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassification, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 7.  Amendments and Termination.

     The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Restricted Stock award theretofore granted, without the optionee's or participant's consent.

     The Committee may amend the terms of any award or option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without his or her consent except to the extent authorized under the Plan.

SECTION 8.  Unfunded Status of Plan.

     The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to Restricted Stock not yet delivered to a participant by the Company, nothing contained herein shall give any such participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock with respect to awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

SECTION 9.  General Provisions.

     (a) The Committee may require each person acquiring Restricted Stock under the Plan to represent to and agree with the Company, in writing that the participant is acquiring Restricted Stock without a view to distribution thereof, and that the Restricted Stock under the Plan is not registered under applicable securities laws and that the participant is a sophisticated and knowledgeable investor. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer including the legend specified in Section 6(a)(i)..

     All certificates for shares of Stock delivered under the Plan pursuant to any Restricted Stock, award shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (b) Subject to subsection (d) below, recipients of Restricted Stock under the Plan are not required to make any payment or provide consideration other than the rendering of services.

     (c) Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan shall not confer upon any person rights to continue service with the Company, as a

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director, nor shall it interfere in any way with the right of the Company to terminate the service of any person at any time.

     (d) Each participant understands and agrees that he or she is fully responsible for payment of all federal, state, and local withholding and tax obligations for awards to the participant under the Plan.

SECTION 10.  Effective Date of Plan.

     The Plan shall be effective as of May 10, 2000.

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